Risk Management - Capital Management under Insurance Institution Solvency Regulations (Detail) - CNY (¥) ¥ in Millions	Dec. 31, 2021	Dec. 31, 2020
Disclosure of computation of solvency ratio from actual capital and minimum capital [abstract]
Core capital	¥ 1,020,756	¥ 1,031,947
Actual capital	1,055,768	1,066,939
Minimum capital	¥ 402,341	¥ 396,749
Core solvency ratio	254.00%	260.00%
Comprehensive solvency ratio	262.00%	269.00%